ARMOUR RESIDENTIAL REIT, INC. ANNOUNCES
Q1 RESULTS AND March 31, 2024 FINANCIAL POSITION

VERO BEACH, Florida -- April 25, 2024 -- ARMOUR Residential REIT, Inc. (NYSE: ARR and ARR PRC) (“ARMOUR” or the “Company”) today announced the Company's unaudited Q1 results and March 31, 2024 financial position.

ARMOUR's Q1 2024 Results
◦GAAP net income available to common stockholders of $11.5 million or $0.24 per common share.
◦Net interest income of $5.3 million.
◦Expenses included $9.0 million of non-recurring professional fees related to the Special Committee internal investigation, disclosed in our most recent Annual Report on Form 10-K.
◦Distributable Earnings available to common stockholders of $40.4 million, which represents $0.82 per common share (see explanation of this non-GAAP measure on page 4).
◦Average interest income on interest earning assets of 4.89% and interest cost on average interest bearing liabilities of 5.36%.
◦Economic interest income was 4.83% less economic interest expense of 3.02% for an economic net interest spread of 1.81% (see explanation of this non-GAAP measure on page 6).
◦Paid common stock dividends of $0.24 per share per month, or $0.72 per share for Q1.

ARMOUR's March 31, 2024 Financial Position
◦Book value per common share of $22.07 resulting from:

Book Value, December 31, 2023	$22.54
Net Income per common share	0.24
Less: Common dividends per common share	(0.72)
Equity Capital Activities, net	0.01
Book Value, March 31, 2024	$22.07

◦Liquidity, including cash and unencumbered agency and U.S. government securities, of $659.3 million.
◦Agency mortgage-backed securities ("MBS") portfolio totaled $10.9 billion.
◦Repurchase agreements, net totaled $8.7 billion; 56.2% were with ARMOUR affiliate BUCKLER Securities LLC.
◦Debt to equity ratio of 6.94:1 (based on repurchase agreements divided by total stockholders’ equity). Implied leverage, including TBA Securities and forward settling sales and unsettled purchases was 7.07:1.
◦Interest Rate swap contracts totaled $7.2 billion of notional amount, representing 83% of total repurchase agreement and TBA Securities.

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ARMOUR Residential REIT, Inc. Announces Q1 Results and March 31, 2024 Financial Position

April 25, 2024
Book value per common share consisted of:

	March 31, 2024	December 31, 2023
	(in millions except per share)
Common stock, at par value - 48,751,806 and 48,798,954 shares outstanding, respectively	$0.1	$0.1
Additional paid-in capital	4,317.9	4,318.2
Cumulative distributions to stockholders	(2,258.9)	(2,220.6)
Accumulated net loss	(812.0)	(826.5)
Total Stockholders' Equity	$1,247.1	1,271.2
Less: liquidation preference - 7.00% Cumulative Redeemable Preferred C Stock - 6,846,978 shares outstanding	(171.2)	(171.2)
Equity Attributable to Common Stockholders	$1,075.9	$1,100.0
Book value per common share	$22.07	$22.54
The major drivers of the change in the Company's financial position were:

	Q1 2024	Q4 2023
	(in millions)
Total Stockholders' Equity – Beginning	$1,271.2	$1,236.1
Income (Loss)
Investment in securities:
Gain (Loss) on MBS	$(137.7)	$452.9
Gain (Loss) on U.S. Treasury Securities	10.9	(48.6)
Loss on TBA Securities	(4.3)	(2.3)
Gain (Loss) on interest rate swaps	160.7	(277.3)
Loss on futures contracts	—	(19.6)
Net Interest Income	5.3	5.8
Total Expenses after fees waived (1)	(20.4)	(11.3)
Net Income	$14.5	$99.6
Preferred stock dividends	(3.0)	(3.0)
Common stock dividends	(35.3)	(59.0)
Capital Activities
Issuance of common stock	1.0	0.8
Common shares repurchased	(1.3)	(3.3)
Total Stockholders' Equity – Ending	$1,247.1	$1,271.2
(1)The Company’s external manager has waived a portion of its contractual management fee at the rate of $1.65 million per quarter for each of Q1 2024 and Q4 2023.
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ARMOUR Residential REIT, Inc. Announces Q1 Results and March 31, 2024 Financial Position

April 25, 2024

Condensed Balance Sheet (unaudited)	March 31, 2024	December 31, 2023
	(in millions)
Assets
Cash	$221.3	$221.9
Cash collateral posted to counterparties	38.2	37.0
Agency Securities, at fair value	10,905.9	11,159.8
Receivable for unsettled sales	36.0	—
Derivatives, at fair value	959.7	877.4
Accrued interest receivable	46.2	47.1
Prepaid and other	1.0	1.2
Total Assets	$12,208.3	$12,344.4

Liabilities
Repurchase agreements, net	$8,654.1	$9,648.0
Obligations to return securities received as collateral, at fair value	1,101.6	350.3
Cash collateral posted by counterparties	927.4	860.1
Payable for unsettled purchases	199.7	171.5
Derivatives, at fair value	3.3	5.0
Accrued interest payable- repurchase agreements	49.9	26.5
Accrued interest payable- U.S. Treasury Securities sold short	11.9	5.0
Accounts payable and other accrued expenses	13.3	6.8
Total Liabilities	$10,961.2	$11,073.2

Stockholders’ Equity
7.00% Cumulative Redeemable Preferred C Stock ($0.001 par value per share, $25.00 per share liquidation preference)	$—	$—
Common stock ($0.001 par value per share)	0.1	0.1
Additional paid-in capital	4,317.9	4,318.2
Cumulative distributions to stockholders	(2,258.9)	(2,220.6)
Accumulated net loss	(812.0)	(826.5)
Total Stockholders’ Equity	1,247.1	1,271.2
Total Liabilities and Stockholders’ Equity	$12,208.3	$12,344.4

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ARMOUR Residential REIT, Inc. Announces Q1 Results and March 31, 2024 Financial Position

April 25, 2024
Distributable Earnings
Distributable Earnings is a non-GAAP measure defined as net interest income plus TBA Drop Income adjusted for the net coupon effect of interest rate swaps and futures contracts minus net operating expenses. Distributable Earnings is based on the historical cost basis of our Agency Securities, interest rate swaps and futures contracts. Distributable Earnings differs, potentially significantly, from net interest income and from net income (loss) (which includes realized gains and losses and market value adjustments).

For a portion of its Agency Securities the Company may enter into TBA forward contracts for the purchase or sale of Agency Securities at a predetermined price, face amount, issuer, coupon and stated maturity on an agreed-upon future date, but the particular Agency Securities to be delivered are not identified until shortly before the TBA settlement date. The Company accounts for TBA Agency Securities as derivative instruments if it is reasonably possible that it will not take or make physical delivery of the Agency Securities upon settlement of the contract. The Company may choose, prior to settlement, to move the settlement of these securities out to a later date by entering into an offsetting short or long position (referred to as a “pair off”), net settling the paired off positions for cash, and simultaneously purchasing or selling a similar TBA Agency Security for a later settlement date. This transaction is commonly referred to as a “dollar roll.” The Company accounts for TBA dollar roll transactions as a series of derivative transactions.

Forward settling TBA contracts typically trade at a discount, or “Drop,” to the regular settled TBA contract to reflect the expected interest income on the underlying deliverable Agency Securities, net of an implied financing cost, which would have been earned by the buyer if the contract settled on the next regular settlement date. When the Company enters into TBA contracts to buy Agency Securities for forward settlement, it earns this “TBA Drop Income,” because the TBA contract is essentially equivalent to a leveraged investment in the underlying Agency Securities. The amount of TBA Drop Income is calculated as the difference between the spot price of similar TBA contracts for regular settlement and the forward settlement price on the trade date. The Company generally accounts for TBA contracts as derivatives and TBA Drop Income is included as part of the periodic changes in fair value of the TBA contracts that the Company recognizes currently in the Other Income (Loss) section of its Consolidated Statement of Operations.

Regulation G Reconciliations
Distributable Earnings and Distributable Earnings per common share
The Company believes that Distributable Earnings and Distributable Earnings per common share may be useful to investors because our Board of Directors may consider Distributable Earnings and Distributable Earnings per common share as part of its deliberations when determining the level of dividends on our common stock. Distributable Earnings and Distributable Earnings per common share tend to be more stable over time and this practice is designed to increase the stability of our common stock dividend from month to month. However, because Distributable Earnings is an incomplete measure of the Company’s financial performance and involves significant differences from net interest income and net income (loss) computed in accordance with GAAP, Distributable Earnings should be considered as supplementary to, and not as a substitute for, the Company’s net interest income and net income (loss) computed in accordance with GAAP as a measure of certain aspects of the Company’s financial performance.

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ARMOUR Residential REIT, Inc. Announces Q1 Results and March 31, 2024 Financial Position

April 25, 2024
The elements of ARMOUR’s Distributable Earnings and Distributable Earnings per common share and a reconciliation of those amounts to the Company’s Net Interest Income, Net Loss and Net Loss per common share appear below:

	Q1 2024	Q4 2023
	($ in millions except, share and per share)
Net Interest Income	$5.3	$5.8
TBA Drop Income (loss)	(0.2)	1.1
Net interest income on interest rate swaps	58.7	59.0
Net interest income on futures contracts	—	0.9
Total Expenses after fees waived	(20.4)	(11.3)
Distributable Earnings	$43.4	$55.5
Dividends on Preferred Stock	(3.0)	(3.0)
Distributable Earnings available to common stockholders	$40.4	$52.5
Distributable Earnings per common share	$0.82	$1.07

Net Income	$14.5	$99.6
Items Excluded from Distributable Earnings:
(Gain) Loss on MBS	137.7	(452.9)
(Gain) Loss on U.S. Treasury Securities	(10.9)	48.6
Loss on TBA Securities, less TBA Drop Income (loss)	4.1	3.4
Loss on futures contracts	—	20.5
(Gain) Loss on interest rate swaps	(102.0)	336.3
Total items excluded	$28.9	$(44.1)
Distributable Earnings	$43.4	$55.5
Dividends on Preferred Stock	(3.0)	(3.0)
Distributable Earnings available to common stockholders	$40.4	$52.5
Distributable Earnings per common share	$0.82	$1.07

Net Income	$14.5	$99.6
Dividends on Preferred Stock	(3.0)	(3.0)
Net Income available to common stockholders	$11.5	$96.6
Net Income per common share	$0.24	$1.96
Weighted average common shares outstanding	48,988,025	49,184,375

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ARMOUR Residential REIT, Inc. Announces Q1 Results and March 31, 2024 Financial Position

April 25, 2024
Economic Interest Income, Economic Interest Expense, Economic Net Interest Income/Net Interest Spread and Economic Net Yield on Interest Earning Assets
The Company believes that these non GAAP measures, which includes the effects of TBA drop income and net interest income (expense) on interest rate swaps and futures contracts, may be useful to investors because they reflect items that we consider in the management of the Company’s investment portfolio and related funding. The Company believes that the inclusion in economic net interest income of interest rate swaps and futures contracts, which are recognized under GAAP in gain/loss on derivative instruments, is meaningful as interest rate swaps are the primary instrument the Company uses to economically hedge against fluctuations in the Company’s borrowing costs and their inclusion is more indicative of the Company’s total cost of funds than interest expense alone. It does not include all interest earning assets and interest bearing liabilities, such as cash collateral posted and held. Accordingly, it is not a substitute for net interest income or net income (loss) determined in accordance with GAAP and should be considered as supplementary to such GAAP measures as a measure of certain aspects of the Company’s financial performance.

	Q1 2024
	(in millions)
	Income (Expense)	Average Balance	Average Rate
Interest Bearing Assets:
Agency Securities, Net of Amortization	$139.9	$11,381.4	4.92%
Cash Equivalents & Treasury Securities	1.6	183.5	3.39%
Total Interest Income/Average Interest Earning Assets	141.5	11,564.9	4.89%
TBA drop income (loss) / Implied Average TBA Securities	(0.2)	130.0	(0.51)%
Economic interest income	$141.3	$11,694.9	4.83%

Interest Bearing Liabilities:
Repurchase Agreements	(127.4)	9,111.3	(5.59)%
Treasury Securities Sold Short	(8.8)	1,039.7	(3.39)%
Total Interest Expense / Average Interest Bearing Liabilities	(136.1)	10,151.0	(5.36)%
Implied Average TBA Funding Positions	—	121.4	—%
Net interest income (expense) on interest rate swaps	58.7	—	2.31%
Economic interest expense	$(77.4)	$10,272.4	(3.02)%
Economic net interest income/net interest spread	$63.4		1.81%
Economic net yield on interest earning assets			2.18%
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ARMOUR Residential REIT, Inc. Announces Q1 Results and March 31, 2024 Financial Position

April 25, 2024

	Q4 2023
	(in millions)
	Income (Expense)	Average Balance	Average Rate
Interest Bearing Assets:
Agency Securities, Net of Amortization	$145.1	$11,567.6	5.02%
Cash Equivalents & Treasury Securities	1.1	131.0	3.20%
Total Interest Income/Average Interest Earning Assets	146.2	11,698.6	5.00%
TBA drop income (loss) / Implied Average TBA Securities	1.1	(173.3)	(2.47)%
Economic interest income	$147.3	$11,525.2	5.11%

Interest Bearing Liabilities:
Repurchase Agreements	(134.2)	$9,510.6	(5.65)%
Treasury Securities Sold Short	(6.2)	556.4	(4.47)%
Total Interest Expense / Average Interest Bearing Liabilities	$(140.4)	$10,067.0	(5.58)%
Implied Average TBA Funding Positions	—	(115.6)	—%
Net interest income (expense) on interest rate swaps	59.0	—	2.34%
Net interest income (expense) on futures contracts	0.9	—	0.04%
Economic interest expense	$(80.5)	$9,951.5	(3.24)%
Economic net interest income/net interest spread	66.7		1.87%
Economic net yield on interest earning assets			2.31%
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ARMOUR Residential REIT, Inc. Announces Q1 Results and March 31, 2024 Financial Position

April 25, 2024
Company Update
At the close of business on April 23, 2024:
◦Common stock outstanding of 48,751,806 shares.
◦7.00% Cumulative Redeemable Preferred C Stock ("Series C Preferred Stock") with liquidation preference totaling approximately $171.2 million.
◦Estimated Book value per common share was approximately $20.48.
◦Liquidity, including cash and unencumbered securities, exceeded $520.0 million. MBS principal and interest receivable due April 2024 totaled $111.6 million.
◦Securities portfolio included approximately $9.8 billion of Agency MBS (including TBA Securities).
◦Debt to equity ratio (based on repurchase agreements divided by total stockholders' equity) was approximately 7.5 to 1. Implied leverage, including TBA Agency Securities and forward settling sales was 6.9 to 1.
Dividends
ARMOUR paid monthly cash dividends of $0.24 per share of the Company’s common stock each month in Q1 2024. On April 29, 2024, a cash dividend of $0.24 per outstanding common share will be paid to holders of record on April 15, 2024. We have also declared a cash dividend of $0.24 per outstanding common share payable May 15, 2024 to holders of record on May 28, 2024. ARMOUR’s Board of Directors will determine future common dividend rates based on an evaluation of the Company’s results, financial position, real estate investment trust (“REIT”) tax requirements, and overall market conditions as the quarter progresses. In order to maintain ARMOUR’s tax status as a REIT, the Company is required to timely distribute substantially all of its ordinary REIT taxable income for the tax year.

ARMOUR paid monthly cash dividends of $0.14583 per share of the Company’s Series C Preferred Stock for each month in Q1 2024. On April 29, 2024, a cash dividend of $0.14583 per outstanding share of Series C Preferred Stock will be paid to holders of record on April 15, 2024. We have also declared cash dividends of $0.14583 per outstanding share of Series C Preferred Stock payable May 28, 2024 to holders of record on May 15, 2024 and payable June 27, 2024 to holders of record on June 15, 2024.

The Company forecasts that Series C Preferred Stock dividends for 2024 will likely be treated as fully taxable ordinary income. Common stock dividends for 2024 will likely be treated, at least partially, as taxable ordinary income.

Conference Call
As previously announced, the Company will provide an online, real-time webcast of its conference call with equity analysts covering Q1 2024 operating results on Friday, April 26, 2024, at 9:00 a.m. (Eastern Time). The live broadcast will be available online and can be accessed at https://event.choruscall.com/mediaframe/webcast.html?webcastid=hfSOwFFD. To monitor the live webcast, please visit the website at least 15 minutes prior to the start of the call to register, download, and install any necessary audio software. An online replay of the event will be available on the Company’s website at www.armourreit.com and continue for one year.
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ARMOUR Residential REIT, Inc. Announces Q1 Results and March 31, 2024 Financial Position

April 25, 2024
ARMOUR Residential REIT, Inc.
ARMOUR invests primarily in fixed rate residential, adjustable rate and hybrid adjustable rate residential mortgage-backed securities issued or guaranteed by U.S. Government-sponsored enterprises or guaranteed by the Government National Mortgage Association. ARMOUR is externally managed and advised by ARMOUR Capital Management LP, an investment advisor registered with the Securities and Exchange Commission (“SEC”).

Safe Harbor
This press release includes “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Actual results may differ from expectations, estimates and projections and, consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Additional information concerning these and other risk factors are contained in the Company’s most recent filings with the SEC. All subsequent written and oral forward-looking statements concerning the Company are expressly qualified in their entirety by the cautionary statements above. The Company cautions readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. The Company does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based, except as required by law.

Investors, security holders and other interested persons may find ARMOUR's most recent Company Update and additional information regarding the Company at the SEC’s internet site at www.sec.gov, or the Company website at www.armourreit.com or by directing requests to: ARMOUR Residential REIT, Inc., 3001 Ocean Drive, Suite 201, Vero Beach, Florida 32963, Attention: Investor Relations.

CONTACT:

investor@armourreit.com

Gordon Harper
Chief Financial Officer
ARMOUR Residential REIT, Inc.
(772) 617-4340
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